Financial Supplement Third Quarter 2018

Table of Contents Consolidated Financials and Key Metrics Page Key Metrics Summary 4 Consolidated Statements of Income (Loss) 5 Consolidated Balance Sheets 6 Consolidated Capital Structure 7 Operating Earnings (Loss) by Segment and Corporate and Other (1/2) 8 Operating Earnings (Loss) by Segment and Corporate and Other (2/2) 9 Assets Under Management and Administration 10 Sales Metrics by Segment 11 Select Metrics from Business Segments Individual Retirement Statements of Income (Loss) and Summary Metrics 13 Select Operating Metrics 14 Group Retirement Statements of Income (Loss) and Summary Metrics 15 Select Operating Metrics 16 Investment Management and Research Statements of Income (Loss) and Summary Metrics 17 Select Operating Metrics 18 Net Flows 19 Protection Solutions Statements of Income (Loss) and Summary Metrics 20 Select Operating Metrics 21 Investments Consolidated Investment Portfolio Composition 23 Consolidated Results of General Account Investment Assets 24 Additional Information Deferred Acquisition Costs Rollforward 26 Use of Non-GAAP Financial Measures 27 Reconciliation of Non-GAAP Measures (1/3) 28 Reconciliation of Non-GAAP Measures (2/3) 29 Reconciliation of Non-GAAP Measures (3/3) 30 Glossary of Selected Financial and Product Terms 31 Analyst Coverage, Ratings & Contact Information 32 This financial supplement should be read in conjunction with AXA Equitable Holdings, Inc.’s (“EQH”) Quarterly Report on Form 10-Q for the nine months ended September 30, 2018. AXA Equitable Holdings’ filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.axaequitableholdings.com. All information included in this financial supplement is unaudited. This Financial Supplement includes information from prior periods which have been revised and/or restated. For additional details, please refer to our Form 10-Q for the quarterly period ended September 30, 2018. 2

Consolidated Financials and Key Metrics 3

Key Metrics Summary

(in millions USD, unless otherwise indicated)	Three Months Ended or As of 9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018	Change	Year-to-Date or As of 9/30/2017	9/30/2018	Change
Net income (loss)	$ 106	$ 627	$ 337	$ 261	$ (443)	N/M	$ 630	$ 154	(75.6)%
Net income (loss) attributable to the noncontrolling interest	(96)	(144)	(123)	(97)	(53)	44.8 %	(279)	(273)	2.2 %
Net income (loss) attributable to Holdings	10	483	214	164	(496)	N/M	351	(118)	(133.6)%
Non-GAAP Operating Earnings(1)	400	921	483	486	693	73.3 %	1,114	1,662	49.2 %
Total equity attributable to Holdings	12,401	13,421	13,547	13,364	12,411	0.1 %	12,401	12,411	0.1 %
Less: Accumulated other comprehensive income (loss)	(345)	(108)	(946)	(1,310)	(1,595)	(362.3)%	(345)	(1,595)	(362.3)%
Total equity attributable to Holdings (ex. AOCI):	12,746	13,529	14,493	14,674	14,006	9.9 %	12,746	14,006	9.9 %
Pro Forma Non-GAAP Operating ROE (1)(2)**:**		12.0%	13.6%	13.6%	15.6%			15.6%	
Debt to capital:									
Debt to Capital				26.9%	27.9%			27.9%	
Debt to Capital (ex. AOCI)				25.1%	25.5%			25.5%	
Per share:									
Diluted earnings per share									
Net income (loss) attributable to Holdings	0.02	0.86	0.38	0.29	(0.89)	N/M	0.63	(0.21)	(133.3)%
Non-GAAP Operating Earnings(1)	0.71	1.64	0.86	0.87	1.23	73.2 %	1.99	2.96	48.7 %
Book value per share – Diluted(1)	22.11	23.92	24.15	23.82	22.15	0.2 %	22.11	22.15	0.2 %
Book value per share (ex. AOCI) – Diluted(1)	22.72	24.12	25.83	26.15	25.00	10.0 %	22.72	25.00	10.0 %
Weighted-average common shares outstanding:									
Basic	561.0	561.0	561.0	561.0	560.3	(0.1)%	561.0	560.8	
Diluted	561.0	561.0	561.0	561.1	560.3	(0.1)%	561.0	560.8	
Ending common shares outstanding:									
Basic	561.0	561.0	561.0	561.0	558.5	(0.4)%	561.0	558.5	
Diluted	561.0	561.0	561.0	561.1	558.5	(0.4)%	561.0	558.5	
Return to Stockholders									
Common stock dividend					73				
Repurchase of common shares					57				
Total capital returned to stockholders					130				
Market Values:									
S&P 500	2,519	2,674	2,641	2,718	2,914	15.7 %	2,519	2,914	15.7 %
US 10-Year Treasury	2.3%	2.4%	2.7%	2.9%	3.1%		2.3%	3.1%	

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) Calculated using Pro Forma Non-GAAP Operating Earnings, excluding impact of non-recurring items which occurred in the fourth quarter of 2017. Please see "Additional Information" for adjustments of non-recurring items.

4

Equitable Holdings

Consolidated Statements of Income (Loss)

(in millions USD, unless otherwise indicated)	Three Months Ended 9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018	Change	Year-to-Date 9/30/2017	9/30/2018	Change
Revenues									
Policy charges and fee income	$ 953	$ 883	$ 966	$ 964	$ 951	(0.2)%	$ 2,810	$ 2,881	2.5 %
Premiums	267	299	279	275	269	0.7 %	825	823	(0.2)%
Net derivative gains (losses)	(316)	(18)	(236)	(46)	(2,006)	(534.8)%	232	(2,288)	N/M
Net investment income (loss)	794	705	591	596	681	(14.2)%	2,377	1,868	(21.4)%
Total investment gains (losses), net	(12)	(159)	102	(22)	(35)	(191.7)%	(32)	45	240.6 %
Investment management and service fees	1,018	1,123	1,055	1,075	1,088	6.9 %	2,970	3,218	8.4 %
Other income	102	89	117	124	135	32.4 %	356	376	5.6 %
Total revenues	2,806	2,922	2,874	2,966	1,083	(61.4)%	9,538	6,923	(27.4)%
Benefits and other deductions									
Policyholders' benefits	1,077	466	594	900	318	(70.5)%	3,900	1,812	(53.5)%
Interest credited to policyholders' account balances	255	252	271	268	278	9.0 %	743	817	10.0 %
Compensation and benefits	524	528	620	558	548	4.6 %	1,609	1,726	7.3 %
Commissions and distribution related payments	388	421	411	418	425	9.5 %	1,183	1,254	6.0 %
Interest expense	42	45	46	60	65	54.8 %	115	171	48.7 %
Amortization of deferred policy acquisition costs, net	23	(34)	10	15	(363)	N/M	(150)	(338)	(125.3)%
Other operating costs and expenses	450	468	494	425	430	(4.4)%	1,608	1,349	(16.1)%
Total benefits and other deductions	2,759	2,146	2,446	2,644	1,701	(38.3)%	9,008	6,791	(24.6)%
Income (loss) from operations, before income taxes	47	776	428	322	(618)	N/M	530	132	(75.1)%
Income tax (expense) benefit	59	(149)	(91)	(61)	175	196.6 %	100	23	(77.0)%
Net income (loss)	106	627	337	261	(443)	N/M	630	155	(75.4)%
Less: net (income) loss attributable to the noncontrolling interest	(96)	(144)	(123)	(97)	(53)	44.8 %	(279)	(273)	2.2 %
Net income (loss) attributable to Holdings	$ 10	$ 483	$ 214	$ 164	$ (496)	N/M	$ 351	$ (118)	(133.6)%
Adjustments related to:									
Variable annuity product features [(1)]	507	369	176	250	1,403		738	1,829	
Investment gains (losses)	11	159	(102)	22	36		32	(44)	
Goodwill impairment	—	—	—	—	—		369	—	
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	34	34	131	27	24		101	182	
Other adjustments	56	58	90	89	51		61	229	
Income tax (expense) benefit related to above adjustments	(35)	(198)	(55)	(75)	(409)		(446)	(461)	
Non-recurring tax items	(183)	16	28	11	84		(92)	45	
Non-GAAP Operating earnings[(2)]	400	921	483	487	693		1,114	1,662	

Notes:

(1) This reconciling item was previously referred to as "GMxB product features", but is now referred to more broadly as "Variable annuity product features" to reflect the exclusion of embedded derivatives on our SCS product from non-GAAP Operating Earnings.

(2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

5

AXA Equitable Holdings

Consolidated Balance Sheets

(in millions USD, unless otherwise indicated)	Balances as of				
	9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018
Assets					
Total investments	$ 78,265	$ 81,782	$ 78,883	$ 76,828	$ 78,942
Cash and cash equivalents	6,446	4,814	6,091	6,833	4,777
Cash and securities segregated, at fair value	789	825	1,025	1,289	1,263
Broker-dealer related receivables	2,206	2,158	2,300	2,276	2,224
Deferred policy acquisition costs	6,090	5,919	6,243	6,285	6,736
Goodwill and other intangible assets, net	4,840	4,824	4,813	4,802	4,791
Amounts due from reinsurers	5,035	5,023	4,953	4,954	4,909
Loans to affiliates	1,234	1,230	885	—	—
GMIB reinsurance contract asset, at fair value	2,011	1,894	1,734	1,636	1,375
Current and deferred income taxes	268	84	232	50	321
Other assets	2,628	2,510	3,239	3,025	3,124
Separate Accounts assets	121,106	124,552	121,858	122,967	125,989
Total assets	$ 230,918	$ 235,615	$ 232,256	$ 230,947	$ 234,451
Liabilities					
Policyholders' account balances	$ 46,006	$ 47,171	$ 47,666	$ 48,849	$ 50,066
Future policy benefits and other policyholders' liabilities	31,082	30,330	29,566	29,298	29,504
Broker-dealer related payables	550	783	466	603	491
Securities sold under agreements to repurchase	3,284	1,887	1,904	1,850	1,900
Customers related payables	2,384	2,229	2,549	2,713	2,781
Amounts due to reinsurers	1,439	1,436	1,396	1,398	1,415
Short-term and long-term debt	1,933	2,408	2,373	4,922	4,806
Loans from affiliates	2,994	3,622	2,530	—	—
Other liabilities	4,289	4,053	4,342	3,350	3,485
Separate Accounts liabilities	121,106	124,552	121,858	122,968	125,989
Total liabilities	215,067	218,471	214,650	215,950	220,437
Redeemable noncontrolling interest	440	626	1,024	146	143
Equity					
Common stock	6	6	6	6	6
Capital in excess of par value	998	1,298	2,050	2,065	2,025
Treasury Shares	—	—	—	2	(56)
Retained earnings	11,742	12,225	12,437	12,601	12,031
Accumulated other comprehensive income (loss)	(345)	(108)	(946)	(1,310)	(1,595)
Total equity attributable to Holdings	12,401	13,421	13,547	13,364	12,411
Noncontrolling interest	3,010	3,097	3,035	1,487	1,460
Total equity	15,411	16,518	16,582	14,851	13,871
Total liabilities, redeemable noncontrolling interest and equity	$ 230,918	$ 235,615	$ 232,256	$ 230,947	$ 234,451

6

Consolidated Capital Structure Balances as of (in millions USD, unless otherwise indicated) 6/30/2018 9/30/2018 Short-term debt AB commercial paper $ 515 $ 398 AB revolving credit facility — — Total short-term debt 515 398 Total long-term debt 4,407 4,408 Total short-term and long-term debt: [A] 4,922 4,806 Equity Common stock 6 6 Capital in excess of par value 2,065 2,025 Treasury stock, at cost — (56) Retained earnings 12,601 12,031 Accumulated other comprehensive income (loss) (1,310) (1,595) Total equity attributable to Holdings 13,364 12,411 Noncontrolling interest 1,487 1,460 Total equity 14,851 13,871 Total equity attributable to Holdings (ex. AOCI): [B] 14,674 14,006 Capital Total capitalization 18,298 17,217 Total capitalization (ex. AOCI): [A+B] 19,608 18,812 Debt to capital Debt to capital 26.9% 27.9% Debt to capital (ex. AOCI) 25.1% 25.5% Common shares outstanding Beginning balance 561.0 561.1 Repurchases — 2.5 Issuances — — Ending basic common shares outstanding 561.0 558.5 Total potentially dilutive shares 0.1 0.0 Total diluted shares 561.1 558.5 7

Equitable Holdings

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
	Three Months Ended September 30, 2018					
Revenues						
Policy charges, fee income and premiums	$ 560	$ 70	$ —	$ 485	$ 103	$ 1,218
Net investment income (loss)	247	140	7	233	98	725
Investment gains (losses), net including derivative gains (losses)	69	—	(6)	2	4	69
Investment Management, service fees and other income	194	52	850	55	75	1,226
Segment revenues	1,070	262	851	774	280	3,238
Benefits and other deductions						
Policyholders' benefits	312	3	—	515	208	1,038
Interest credited to policyholders' account balances	63	72	—	117	26	278
Commissions and distribution related payments	166	22	107	66	65	426
Amortization of deferred policy acquisition costs, net	(102)	(56)	—	(192)	(6)	(356)
Compensation and benefits and other operating costs and expenses	122	63	539	104	55	883
Interest expense	—	—	3	—	62	65
Segment benefits and other deductions	561	104	649	610	410	2,334
Operating earnings (loss), before income taxes	509	158	202	164	(130)	904
Income Taxes	(75)	(24)	(30)	(28)	23	(134)
Operating earnings (loss), before noncontrolling interest	434	134	172	136	(107)	770
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(76)	—	(1)	(77)
Operating earnings (loss)	$ 434	$ 134	$ 96	$ 137	$ (108)	$ 693
Average capital[1]	7,043	1,210		2,607		
Non-GAAP Operating ROC by segment [2][3][4]	22.9%	31.2%		9.6%		

	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
	Three Months Ended September 30, 2017					
Revenues						
Policy charges, fee income and premiums	$ 531	$ 51	$ —	$ 518	$ 119	$ 1,219
Net investment income (loss)	211	150	9	226	115	711
Investment gains (losses), net including derivative gains (losses)	73	2	(5)	3	1	74
Investment Management, service fees and other income	183	45	788	51	53	1,120
Segment revenues	998	248	792	798	288	3,124
Benefits and other deductions						
Policyholders' benefits	272	—	—	432	209	913
Interest credited to policyholders' account balances	49	71	—	119	17	256
Commissions and distribution related payments	144	20	106	65	53	388
Amortization of deferred policy acquisition costs, net	(49)	(23)	—	90	2	20
Compensation and benefits and other operating costs and expenses	131	62	510	104	47	854
Interest expense	(7)	—	2	—	36	31
Segment benefits and other deductions	540	130	618	810	364	2,462
Operating earnings (loss), before income taxes	458	118	174	(12)	(76)	662
Income Taxes	(130)	(32)	(29)	9	23	(159)
Operating earnings (loss), before noncontrolling interest	328	86	145	(3)	(53)	503
Less: Operating (earnings) loss attributable to the noncontrolling interest	(2)	(1)	(100)	—	—	(103)
Operating earnings (loss)	$ 326	$ 85	$ 45	$ (3)	$ (53)	$ 400

Notes:

(1) For average capital by segment, capital components pertaining to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting CTE98 levels under most economic conditions.

(2) Protection Solutions Non-GAAP Operating ROC excludes impact of certain one-time items. Total post-tax adjustment to operating earnings was determined by multiplying approximately $535 million total pre-tax adjustments in policyholders' benefits, DAC amortization (net) and policy charges, fee income and premiums by a tax rate of 33%.

(3) Non-GAAP Operating ROC is calculated by dividing trailing twelve months operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI and NCI. For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting CTE98 levels under most economic conditions.

(4) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

8

Equitable Holdings

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
	Year to Date September 30, 2018					
Revenues						
Policy charges, fee income and premiums	$ 1,619	$ 204	$ —	$ 1,562	$ 317	$ 3,702
Net investment income (loss)	733	395	14	647	340	2,129
Investment gains (losses), net including derivative gains (losses)	(52)	1	(4)	4	5	(46)
Investment Management, service fees and other income	573	145	2,592	165	199	3,674
Segment revenues	2,873	745	2,602	2,378	861	9,459
Benefits and other deductions						
Policyholders' benefits	608	3	—	1,343	568	2,522
Interest credited to policyholders' account balances	176	216	—	359	66	817
Commissions and distribution related payments	462	72	323	207	191	1,255
Amortization of deferred policy acquisition costs, net	(196)	(82)	—	(47)	(13)	(338)
Compensation and benefits and other operating costs and expenses	367	191	1,614	324	214	2,710
Interest expense	—	—	7	—	164	171
Segment benefits and other deductions	1,417	400	1,944	2,186	1,190	7,137
Operating earnings (loss), before income taxes	1,456	345	658	192	(329)	2,322
Income Taxes	(249)	(58)	(98)	(32)	60	(377)
Operating earnings (loss), before noncontrolling interest	1,207	287	560	160	(269)	1,945
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(286)	—	3	(283)
Operating earnings (loss)	1,207	287	274	160	(266)	1,662

	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
	Year to Date September 30, 2017					
Revenues						
Policy charges, fee income and premiums	1,560	171	—	1,559	345	3,635
Net investment income (loss)	609	391	32	607	428	2,067
Investment gains (losses), net including derivative gains (losses)	340	(6)	(20)	4	(1)	317
Investment Management, service fees and other income	549	129	2,295	160	193	3,326
Segment revenues	3,058	685	2,307	2,330	965	9,345
Benefits and other deductions						
Policyholders' benefits	1,082	—	—	1,265	669	3,016
Interest credited to policyholders' account balances	126	211	—	355	51	743
Commissions and distribution related payments	458	67	305	201	152	1,183
Amortization of deferred policy acquisition costs, net	(195)	(53)	—	113	(3)	(138)
Compensation and benefits and other operating costs and expenses	405	193	1,516	331	178	2,623
Interest expense	—	—	5	—	99	104
Segment benefits and other deductions	1,876	418	1,826	2,265	1,146	7,531
Operating earnings (loss), before income taxes	1,182	267	481	65	(181)	1,814
Income Taxes	(334)	(73)	(85)	(11)	65	(438)
Operating earnings (loss), before noncontrolling interest	848	194	396	54	(116)	1,376
Less: Operating (earnings) loss attributable to the noncontrolling interest	(4)	(1)	(258)	—	1	(262)
Operating earnings (loss)	844	193	138	54	(115)	1,114

9

Assets Under Management and Administration

(in millions USD, unless otherwise indicated)	Balances as of 9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018
Assets Under Management					
AB AUM					
Total AB	$ 534,939	$ 554,485	$ 549,468	$ 539,800	$ 550,400
Exclusion for General Account and other Affiliated Accounts	(56,687)	(59,669)	(58,130)	(57,757)	$ (58,339)
Exclusion for Separate Accounts	(32,700)	(33,748)	(32,683)	(32,919)	(33,968)
AB third party	$ 445,552	$ 461,068	$ 458,655	$ 449,124	$ 458,093
Total company AUM					
AB third party	$ 445,552	$ 461,068	$ 458,655	$ 449,124	$ 458,093
General Account and other Affiliated Accounts	84,711	86,596	84,974	83,661	83,719
Separate Accounts	121,106	124,552	121,858	122,967	125,989
Total AUM	$ 651,369	$ 672,216	$ 665,487	$ 655,752	$ 667,801
Total Assets Under Administration (AUA) [1]	42,328	44,372	44,750	45,890	47,785
AXA Advisor Headcount (actual figures)					
Total Number of AXA Advisors	4,562	4,668	4,584	4,576	4,544

Notes:

(1) AUA includes AXA Advisors Advisory and Brokerage AUA; AXA Advisors broker-dealer business is included in Corporate and Other.

10

Equitable Holdings

Sales Metrics by Segment

(in millions USD, unless otherwise indicated)	Three Months Ended or As of 9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018	Change	Year-to-Date 9/30/2017	9/30/2018	Change
Insurance Operations:									
Individual Retirement									
First year premiums and deposits	$ 1,610	$ 1,683	$ 1,619	$ 1,861	$ 1,897	17.8 %	$ 5,412	$ 5,378	(0.6)%
Renewal premium and deposits	65	102	87	78	82	26.2 %	252	246	(2.4)%
Total Gross Premiums	1,675	1,785	1,706	1,939	1,979	18.1 %	5,664	5,624	(0.7)%
Group Retirement									
First year premiums and deposits	304	390	343	352	344	13.2 %	997	1,038	4.1 %
Renewal premium and deposits	369	477	498	528	393	6.5 %	1,359	1,428	5.1 %
Total Gross Premiums	673	867	841	880	737	9.5 %	2,356	2,466	4.7 %
Protection Solutions									
First year premiums and deposits	103	120	102	125	105	1.9 %	310	331	6.8 %
Renewal premium and deposits	633	648	652	642	632	(0.2)%	1,946	1,926	(1.0)%
Total Gross Premiums	736	768	754	767	737	0.1 %	2,256	2,257	— %
Investment Management and Research (in billions USD):									
Gross Sales by distribution channel									
Institutional	3.3	3.5	14.8	3.9	3.7	12.1 %	9.8	22.4	128.6 %
Retail	13.9	12.9	14.9	11.6	12.6	(9.4)%	40.9	39.2	(4.2)%
Private Wealth Management	2.8	2.9	4.4	3.5	3.0	7.1 %	8.7	11.0	26.4 %
Firmwide Gross Sales	20.0	19.3	34.1	19.0	19.3	(3.5)%	59.4	72.6	22.2 %
Gross sales by investment service									
Equity Active	5.8	6.0	10.9	8.6	8.7	50.0 %	15.9	28.2	77.4 %
Equity Passive [(1)]	0.7	—	—	1.1	(0.1)	(114.3)%	1.2	1.0	(16.7)%
Fixed Income - Taxable	10.4	8.9	8.5	5.2	7.3	(29.8)%	32.2	21.0	(34.8)%
Fixed Income - Tax-Exempt	1.6	2.2	2.3	1.9	2.0	25.0 %	5.7	6.2	8.8 %
Fixed Income Passive [(1)]	0.1	—	—	—	—	(100.0)%	0.1	—	(100.0)%
Other [(2)]	1.4	2.2	12.4	2.2	1.4	— %	4.3	16.2	276.7 %
Firmwide Gross Sales	20.0	19.3	34.1	19.0	19.3	(3.5)%	59.4	72.6	22.2 %

Notes:

(1) Includes index and enhanced index services.

(2) Includes certain multi-asset solutions and services and certain alternative investments.

11

Select Metrics from Business Segments 12

Equitable Holdings

Individual Retirement - Statements of Income (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended 9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018	Change	Year-to-Date 9/30/2017	9/30/2018	Change
Revenues									
Policy charges, fee income and premiums	$ 531	$ 556	$ 529	$ 530	$ 560	5.5 %	$ 1,560	$ 1,619	3.8 %
Net investment income (loss)	211	256	228	258	247	17.1 %	609	733	20.4 %
Investment gains (losses), net including derivative gains (losses)	73	314	(216)	95	69	(5.5)%	340	(52)	(115.3)%
Investment Management, service fees and other income	183	190	188	191	194	6.0 %	549	573	4.4 %
Segment revenues	998	1,316	729	1,074	1,070	7.2 %	3,058	2,873	(6.0)%
Benefits and other deductions									
Policyholders' benefits	272	585	(9)	305	312	14.7 %	1,082	608	(43.8)%
Interest credited to policyholders' account balances	49	48	59	54	63	28.6 %	126	176	39.7 %
Commissions and distribution related payments	144	151	144	152	166	15.3 %	458	462	0.9 %
Amortization of deferred policy acquisition costs, net	(49)	(98)	(43)	(51)	(102)	(108.2)%	(195)	(196)	(0.5)%
Compensation and benefits, interest expense, and other operating costs and expenses	124	118	121	124	122	(1.6)%	405	367	(9.4)%
Segment benefits and other deductions	540	804	272	584	561	3.9 %	1,876	1,417	(24.5)%
Operating earnings (loss), before income taxes	458	512	457	490	509	11.1 %	1,182	1,456	23.2 %
Income taxes	(130)	(101)	(87)	(87)	(75)	42.3 %	(334)	(249)	25.4 %
Operating earnings (loss), before noncontrolling interest	328	411	370	403	434	32.3 %	848	1,207	42.3 %
Less: Operating (earnings) loss attributable to the noncontrolling interest	(2)	(3)	(2)	2	—	100.0 %	(4)	—	100.0 %
Operating earnings (loss)	326	408	368	405	434	33.1 %	844	1,207	43.0 %
Summary Metrics									
Non-GAAP Operating ROC[(1)(2)]		18.1%	20.2%	20.8%	22.9%			22.9%	
Average account value[(3)]	99,753	102,180	102,607	102,452	104,430	4.7 %	97,270	104,584	7.5 %
Return on assets[(4)]		1.66%	1.82%	1.87%	1.88%			1.88%	
Net flows	(144)	(314)	(462)	(149)	(258)	(79.2)%	246	(869)	(453.3)%
Current Product Offering	772	788	579	867	749	(3.0)%	3,066	2,195	(28.4)%
Fixed Rate	(916)	(1,102)	(1,041)	(1,016)	(1,007)	(9.9)%	(2,820)	(3,064)	(8.7)%
First year premiums and deposits	1,610	1,683	1,619	1,861	1,897	17.8 %	5,412	5,378	(0.6)%

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) Non-GAAP Operating ROC is calculated by dividing trailing twelve months operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI and NCI. For average capital by segment, capital components pertaining to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting CTE98 levels under most economic conditions.

(3) Average account value calculated as the sum of total account value balance as of beginning of period and total account value balance as of end of period, divided by two.

(4) Return on assets calculated using trailing twelve months operating earnings, before income taxes and average account value.

13

Individual Retirement - Select Operating Metrics Three Months Ended or As of Year-to-Date or As of (in millions USD, unless otherwise indicated) 9/30/2017 12/31/2017 3/31/2018 6/30/2018 9/30/2018 9/30/2017 9/30/2018 Sales Metrics First Year Premiums by Product: SCS $ 832 $ 799 $ 775 $ 999 $ 1,064 $ 2,982 $ 2,839 Retirement Cornerstone 607 667 627 625 607 1,855 1,859 Investment Edge 96 127 132 138 133 291 403 Other 75 90 85 99 93 284 277 Total First Year Premiums 1,610 1,683 1,619 1,861 1,897 5,412 5,378 First Year Premiums by Guarantee: Non-GMxB 1,014 1,065 1,003 1,234 1,209 3,555 3,392 ROP death benefit only 71 51 78 80 161 224 374 Total non-GMxB & ROP death benefit only 1,085 1,116 1,081 1,314 1,370 3,779 3,766 Floating rate GMxB 514 559 525 537 519 1,552 1,581 Fixed rate GMxB 11 8 13 10 8 81 31 Total First Year Premiums 1,610 1,683 1,619 1,861 1,897 5,412 5,378 Account Values General account: Balance as of beginning of period 17,429 18,297 19,060 19,480 20,471 15,384 19,060 Gross premiums 931 958 793 1,138 1,045 3,173 2,976 Surrenders, withdrawals and benefits (379) (476) (461) (452) (515) (1,060) (1,428) Net flows 552 482 332 686 530 2,113 1,548 Investment performance, interest credited and policy charges 317 280 88 305 403 799 796 Balance as of end of period 18,297 — 19,060 — 19,480 — 20,471 — 21,404 18,297 21,404 Separate accounts: Balance as of beginning of period 81,141 82,639 84,364 82,310 82,643 78,220 84,364 Gross premiums 818 977 993 918 946 2,677 2,858 Surrenders, withdrawals and benefits (1,514) (1,773) (1,787) (1,753) (1,734) (4,544) (5,275) Net flows (696) (796) (794) (835) (788) (1,867) (2,417) Investment performance, interest credited and policy charges 2,194 2,521 (1,260) 1,168 2,486 6,286 2,394 Balance as of end of period 82,639 — 84,364 — 82,310 — 82,643 — 84,341 82,639 84,341 Total: Balance as of beginning of period 98,570 100,936 103,423 101,790 103,114 93,604 103,423 Gross premiums 1,749 1,935 1,786 2,056 1,991 5,851 5,834 Surrenders, withdrawals and benefits (1,893) (2,249) (2,248) (2,205) (2,249) (5,604) (6,703) Net flows (144) (314) (462) (149) (258) 246 (869) Investment performance, interest credited and policy charges 2,510 2,801 (1,172) 1,473 2,889 7,086 3,190 Balance as of end of period 100,936 — 103,423 — 101,790 — 103,114 — 105,745 100,936 105,745 99,753 102,180 102,607 102,452 104,430 97,270 104,584 Net Amount at Risk (NAR): Total GMIB NAR 6,320 6,032 6,002 5,961 5,508 6,320 5,508 Total GMDB NAR 17,384 16,875 18,029 18,087 17,584 17,384 17,584 Total GMDB/IB Variable Annuity Reserves (Net of Reinsurance) 10,729 10,957 10,553 10,433 10,803 10,729 10,803 o/w GMIB Reserves 6,954 7,010 6,611 6,429 6,391 6,954 6,391 o/w GMDB Reserves 3,775 3,947 3,942 4,004 4,412 3,775 4,412 14

Equitable Holdings

Group Retirement - Statements of Income (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended 9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018	Change	Year-to-Date 9/30/2017	9/30/2018	Change
Revenues									
Policy charges, fee income and premiums	$ 51	$ 77	$ 64	$ 70	$ 70	37.3 %	$ 171	$ 204	19.3 %
Net investment income (loss)	150	137	131	124	140	(6.7)%	391	395	1.0 %
Investment gains (losses), net including derivative gains (losses)	2	(2)	(1)	2	—	(100.0)%	(6)	1	116.7 %
Investment Management, service fees and other income	45	45	44	49	52	15.6 %	129	145	12.4 %
Segment revenues	248	257	238	245	262	5.6 %	685	745	8.8 %
Benefits and other deductions									
Policyholder benefits	—	—	—	—	3		—	3	
Interest credited to policyholders' account balances	71	71	70	74	72	1.4 %	211	216	2.4 %
Commissions and distribution related payments	20	26	24	26	22	10.0 %	67	72	7.5 %
Amortization of deferred policy acquisition costs, net	(23)	(10)	(11)	(15)	(56)	(143.5)%	(53)	(82)	(54.7)%
Compensation and benefits, interest expense, and other operating costs and expenses	62	68	62	66	63	1.6 %	193	191	(1.0)%
Segment benefits and other deductions	130	155	145	151	104	(20.0)%	418	400	(4.3)%
Operating earnings (loss), before income taxes	118	102	93	94	158	33.9 %	267	345	29.2 %
Income taxes	(32)	(14)	(17)	(17)	(24)	25.0 %	(73)	(58)	20.5 %
Operating earnings (loss), before noncontrolling interest	86	88	76	77	134	55.8 %	194	287	47.9 %
Less: Operating (earnings) loss attributable to the noncontrolling interest	(1)	2	—	—	—	100.0 %	(1)	—	100.0 %
Operating earnings (loss)	$ 85	$ 90	$ 76	$ 77	$ 134	57.6 %	$ 193	$ 287	48.7 %
Summary Metrics									
Non-GAAP Operating ROC(1)(2)		24.5%	25.8%	27.5%	31.2%			31.2%	
Average account value(3)	32,420	33,381	33,912	34,284	35,112	8.3 %	31,497	34,741	10.3 %
Return on assets(4)		1.11%	1.12%	1.19%	1.27%			1.29%	
Net flows	(4)	19	101	150	(100)	(2,400.0)%	247	152	(38.5)%
Gross premiums	673	867	841	880	737	9.5 %	2,356	2,466	4.7 %

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) Non-GAAP Operating ROC is calculated by dividing trailing twelve months operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI and NCI. For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting CTE98 levels under most economic conditions.

(3) Average account value calculated as the sum of total account value balance as of beginning of period and total account value balance as of end of period, divided by two.

(4) Return on assets calculated using trailing twelve months operating earnings, before income taxes and average account value.

15

AXA Equitable Holdings

Group Retirement - Select Operating Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended or As of 9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018	Year-to-Date or As of 9/30/2017	9/30/2018
Sales Metrics							
Gross premiums:							
First-year premiums	$ 304	$ 390	$ 343	$ 352	$ 344	$ 997	$ 1,038
Renewal premiums	369	477	498	528	393	1,359	1,428
Group Retirement premiums	673	867	841	880	737	2,356	2,466
Gross premiums by market:							
Tax-exempt	192	260	207	212	224	612	644
Corporate	103	114	122	133	112	355	366
Other	9	16	14	7	8	30	28
Total First Year Premiums	304	390	343	352	290	997	1,038
Tax-exempt	256	356	357	399	286	975	1,042
Corporate	71	72	84	82	78	222	243
Other	42	49	57	47	29	162	143
Total renewal premiums	369	477	498	528	454	1,359	1,428
Group Retirement premiums by market	673	867	841	880	744	2,356	2,466
Account Values							
General account:							
Balance as of beginning of period	11,210	11,316	11,319	11,393	11,502	10,999	11,319
Gross premiums	270	252	259	283	290	826	832
Surrenders, withdrawals and benefits	(240)	(320)	(254)	(248)	(285)	(728)	(786)
Net flows	30	(68)	5	35	5	98	46
Investment performance, interest credited and policy charges	76	71	69	74	80	219	222
Balance as of end of period	11,316	11,319	11,393	11,502	11,587	11,316	11,587
Separate accounts:							
Balance as of beginning of period	20,772	21,541	22,587	22,525	23,147	19,139	22,587
Gross premiums	403	603	578	602	454	1,520	1,634
Surrenders, withdrawals and benefits	(437)	(516)	(482)	(487)	(559)	(1,371)	(1,528)
Net flows	(34)	87	96	115	(105)	149	106
Investment performance, interest credited and policy charges	803	959	(158)	507	947	2,253	1,296
Balance as of end of period	21,541	22,587	22,525	23,147	23,989	21,541	23,989
Total:							
Balance as of beginning of period	31,982	32,857	33,906	33,918	34,649	30,138	33,906
Gross premiums	673	855	837	885	744	2,345	2,466
Surrenders, withdrawals and benefits	(677)	(836)	(736)	(735)	(844)	(2,098)	(2,314)
Net flows	(4)	19	101	150	(100)	247	152
Investment performance, interest credited and policy charges	879	1,030	(89)	581	1,027	2,472	1,518
Balance as of end of period	32,857	33,906	33,918	34,649	35,576	32,857	35,576

16

Equitable Holdings

Investment Management and Research - Statements of Income (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended 9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018	Change	Year-to-Date 9/30/2017	9/30/2018	Change
Revenues									
Net investment income (loss)	$ 9	$ 28	$ 3	$ 4	$ 7	(22.2)%	$ 32	$ 14	(56.3)%
Investment gains (losses), net including derivative gains (losses)	(5)	(4)	2	—	(6)	(20.0)%	(20)	(4)	80.0 %
Investment Management, service fees and other income	788	885	904	838	850	7.9 %	2,295	2,592	12.9 %
Segment Revenues	792	909	909	842	851	7.4 %	2,307	2,602	12.8 %
Benefits and other deductions									
Commissions and distribution related payments	106	110	110	106	107	0.9 %	305	323	5.9 %
Compensation and benefits, interest expense, and other operating costs and expenses	512	520	564	515	542	5.9 %	1,521	1,621	6.6 %
Total benefits and other deductions	618	630	674	621	649	5.0 %	1,826	1,944	6.5 %
Operating earnings (loss), before income taxes	174	279	235	221	202	16.1 %	481	658	36.8 %
Income taxes	(29)	(54)	(27)	(41)	(30)	(3.4)%	(85)	(98)	(15.3)%
Operating earnings (loss), before noncontrolling interest	145	225	208	180	172	18.6 %	396	560	41.4 %
Less: Operating (earnings) loss attributable to the noncontrolling interest	(100)	(151)	(127)	(83)	(76)	24.0 %	(258)	(287)	(11.2)%
Operating earnings (loss)	45	74	81	97	96	113.3 %	138	274	98.6 %
Summary Metrics									
Adjusted operating margin[1]	25.0%	35.2%	30.1%	27.3%	29.7%		24.7%	29.1%	
Net flows (in billions USD)	4.5	4.2	(2.4)	(7.7)	1.3		9.0	(8.8)	
Total AUM (in billions USD)	534.9	554.5	549.5	539.8	550.4		534.9	550.4	
Ownership Structure of AB									
AXA and its subsidiaries	64.0%	63.3%	63.0%	63.3%	63.7%		64.0%	63.7%	
AB Holding	34.9%	35.5%	35.8%	35.9%	35.5%		34.9%	35.5%	
Unaffiliated holders	1.1%	1.2%	1.2%	0.8%	0.8%		1.1%	0.8%	
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%	
AXA and its subsidiaries total economic interest	64.9%	64.7%	64.4%	64.7%	65.1%		64.9%	65.1%	
o/w EQH total economic interest	46.7%	46.7%	46.5%	64.7%	65.1%		46.7%	65.1%	
Units of limited partnership outstanding	265.8	268.7	269.8	270.2	268.6		265.8	268.6	

Notes:

(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein's ("AB") management in evaluating AB's financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

17

AXA Equitable Holdings

Investment Management and Research - Select Operating Metrics

(in billions USD, unless otherwise indicated)	9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018
	Three Months Ended or As of				
AUM Rollforward					
Balance as of beginning of period	$ 516.6	$ 534.9	$ 554.5	$ 549.5	$ 539.8
Sales/new accounts	20.0	19.3	34.1	19.0	19.3
Redemptions/terminations	(13.9)	(14.0)	(31.2)	(23.3)	(13.3)
Cash flow/un-reinvested dividends	(1.6)	(1.1)	(5.3)	(3.4)	(4.7)
Net long-term (outflows) inflows	4.5	4.2	(2.4)	(7.7)	1.3
Market appreciation	13.8	15.4	(2.6)	(2.0)	9.3
Balance as of end of period	534.9	554.5	549.5	539.8	550.4
Ending Assets by distribution					
Institutions	260.0	269.3	265.0	254.4	257.0
Retail	185.7	192.9	191.0	190.3	196.3
Private wealth management	89.2	92.3	93.5	95.1	97.1
Total	534.9	554.5	549.5	539.8	550.4
Ending Assets by investment					
Equity					
Actively Managed	131.7	139.4	142.5	147.2	155.9
Passively Managed (1)	52.3	54.3	52.2	53.8	56.0
Total Equity	$ 184.0	$ 193.7	$ 194.7	$ 201.0	$ 211.9
Fixed Income					
Actively Managed	282.4	288.3	277.9	267.5	266.8
Passively Managed (1)	9.9	9.9	10.0	10.1	9.9
Total Fixed Income	$ 292.3	$ 298.2	$ 287.9	$ 277.6	$ 276.7
Other (2)					
Total Other	$ 58.6	$ 62.6	$ 66.9	$ 61.2	$ 61.8
Total	$ 534.9	$ 554.5	$ 549.5	$ 539.8	$ 550.4

Notes:

(1) Includes index and enhanced index services.

(2) Includes certain multi-asset solutions and services and certain alternative investments.

18

AXA Equitable Holdings

Investment Management and Research - Net Flows

(in billions USD, unless otherwise indicated)	9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018
Net Flows by Distribution Channel					
Institutions					
US	$ 0.5	$ 1.6	$ (5.6)	$ (0.7)	$ (1.2)
Global and Non-US	0.9	1.4	2.8	(7.3)	1.0
Total Institutions	$ 1.4	$ 3.0	$ (2.8)	$ (8.0)	$ (0.2)
Retail					
US	(0.5)	0.7	0.2	1.0	2.6
Global and Non-US	3.5	0.3	(1.5)	(1.6)	(1.4)
Total Retail	$ 3.0	$ 1.0	$ (1.3)	$ (0.6)	$ 1.2
Private Wealth					
US	(0.3)	(0.1)	0.8	0.2	(0.2)
Global and Non-US	0.4	0.3	0.9	0.7	0.5
Total Private Wealth	$ 0.1	$ 0.2	$ 1.7	$ 0.9	$ 0.3
Total Net Flows by Distribution Channel	$ 4.5	$ 4.2	$ (2.4)	$ (7.7)	$ 1.3
Net Flows by Investment Service					
Equity Active					
US	(1.0)	(0.9)	(1.5)	1.2	1.3
Global and Non-US	1.9	0.9	4.4	2.2	1.6
Total Equity Active	$ 0.9	$ —	$ 2.9	$ 3.4	$ 2.9
Equity Passive [(1)]					
US	(0.4)	(1.2)	(1.1)	0.1	(1.1)
Global and Non-US	0.1	(0.2)	(0.4)	0.2	(0.1)
Total Equity Passive [(1)]	$ (0.3)	$ (1.4)	$ (1.5)	$ 0.3	$ (1.2)
Fixed Income - Taxable					
US	0.9	2.8	(4.4)	(1.8)	0.5
Global and Non-US	2.8	0.1	(5.2)	(4.1)	(1.0)
Total Fixed Income - Taxable	$ 3.7	$ 2.9	$ (9.6)	$ (5.9)	$ (0.5)
Fixed Income - Tax-Exempt					
US	(0.1)	0.9	0.8	0.3	0.4
Global and Non-US	0.0	0.0	0.0	0.0	0.0
Total Fixed Income - Taxable	$ (0.1)	$ 0.9	$ 0.8	$ 0.3	$ 0.4
Fixed Income - Passive [(1)]					
US	—	0.0	0.1	0.2	—
Global and Non-US	(0.1)	—	0.0	0.0	-0.1
Total Fixed Income - Passive [(1)]	$ (0.1)	$ —	$ 0.1	$ 0.2	$ (0.1)
Other [(2)]					
US	0.3	0.6	1.5	0.6	0.1
Global and Non-US	0.1	1.2	3.4	(6.6)	(0.3)
Total Other [(2)]	$ 0.4	$ 1.8	$ 4.9	$ (6.0)	$ (0.2)
Total Net Flows by Investment Service	$ 4.5	$ 4.2	$ (2.4)	$ (7.7)	$ 1.3
Active vs. Passive Net Flows					
Actively Managed					
Equity	$ 0.9	$ —	$ 2.9	$ 3.4	$ 2.9
Fixed Income	3.6	3.8	(8.8)	(5.6)	(0.1)
Other [(2)]	0.4	1.7	4.8	(6.0)	(0.3)
Total	$ 4.9	$ 5.5	$ (1.1)	$ (8.2)	$ 2.5
Passively Managed [(1)]					
Equity	(0.3)	(1.4)	(1.5)	0.3	(1.2)
Fixed Income	(0.1)	—	0.1	0.2	(0.1)
Other [(2)]	0.0	0.1	0.1	—	0.1
Total	$ (0.4)	$ (1.3)	$ (1.3)	$ 0.5	$ (1.2)
Total Active vs Passive Net Flows	$ 4.5	$ 4.2	$ (2.4)	$ (7.7)	$ 1.3

Notes:

(1) Includes index and enhanced index services

(2) Includes certain multi-asset solutions and services and certain alternative investments.

19

Protection Solutions - Statements of Income (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended or As of 9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018	Change	Year-to-Date or As of 9/30/2017	9/30/2018	Change
Revenues									
Policy charges, fee income and premiums	$ 518	$ 436	$ 540	$ 537	$ 485	(6.4)%	$ 1,559	$ 1,562	0.2 %
Net investment income (loss)	226	243	220	194	233	3.1 %	607	647	6.6 %
Investment gains (losses), net including derivative gains (losses)	3	(4)	(1)	3	2	(33.3)%	4	4	— %
Investment Management, service fees and other income	51	52	55	56	55	7.8 %	160	165	3.1 %
Segment revenues	798	727	814	790	775	(2.9)%	2,330	2,378	2.1 %
Benefits and other deductions									
Policyholders' benefits	432	(300)	409	419	515	19.2 %	1,265	1,343	6.2 %
Interest credited to policyholders' account balances	119	111	122	120	117	(1.7)%	355	359	1.1 %
Commissions and distribution related payments	65	73	66	75	66	1.5 %	201	207	3.0 %
Amortization of deferred policy acquisition costs, net	90	60	61	84	(192)	(313.3)%	113	(47)	(141.6)%
Compensation and benefits, interest expense, and other operating costs and expenses	104	112	114	107	104	— %	331	324	(2.1)%
Segment benefits and other deductions	810	56	772	805	610	(24.7)%	2,265	2,186	(3.5)%
Operating earnings (loss), before income taxes	(12)	671	42	(15)	165	1,475.0 %	65	192	195.4 %
Income taxes	9	(221)	(7)	3	(28)	(411.1)%	(11)	(32)	(190.9)%
Operating earnings (loss), before noncontrolling interest	(3)	450	35	(12)	137	4,666.7 %	54	160	196.3 %
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	(2)	—	—	—		—	—	
Operating earnings (loss)	(3)	448	35	(12)	137	4,666.7 %	54	160	196.3 %
Summary Metrics									
Non-GAAP Operating ROC (1)(2)(3)		5.2 %	5.2%	4.2%	9.6%			9.6%	
Benefit ratio (4)	69.0%	(26.0)%	65.2%	68.2%	81.5%		69.5%	71.6%	
Gross written premiums	736	768	754	767	737	0.1 %	2,256	2,257	— %
Annualized premiums	55	61	56	67	56	1.8 %	161	179	11.2 %
Total in-force face amount (in billions USD)	445	446	444	443	443	(0.4)%	446	443	(0.7)%

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) Protection Solutions Non-GAAP Operating ROC excludes impact of certain one-time items. Total post-tax adjustment to operating earnings was determined by multiplying approximately $535 million total pre-tax adjustments in policyholders' benefits, DAC amortization (net) and policy charges, fee income and premiums by a tax rate of 33%.

(3) Non-GAAP Operating ROC is calculated by dividing trailing twelve months operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI and NCI. For average capital by segment, capital components pertaining to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting CTE98 levels under most economic conditions.

(4) Benefit ratio is calculated as sum of policyholders' benefits and interest credited to policyholders' account balances dividend by segment revenues.

20

Protection Solutions - Select Operating Metrics Three Months Ended or As of Year-to-Date or As of (in millions USD, unless otherwise indicated) 9/30/2017 12/31/2017 3/31/2018 6/30/2018 9/30/2018 9/30/2017 9/30/2018 Sales Metrics First Year Premiums by Product Line: Universal Life $ 1 $ — $ 1 $ 1 $ 1 $ 4 $ 3 Indexed Universal Life 49 58 48 65 51 161 163 Variable Universal Life 43 45 39 43 40 118 122 Term 4 5 4 5 5 14 14 Employee Benefits 6 13 10 11 8 13 29 Other (1) — (1) — — — — — Total 103 120 102 125 105 310 331 Renewals by Product Line: Universal Life 218 221 220 230 237 692 687 Indexed Universal Life 48 48 55 56 55 141 166 Variable Universal Life 243 239 242 225 213 721 680 Term 117 130 126 122 114 373 362 Employee Benefits — 1 3 4 7 — 14 Other (1) 7 9 6 5 6 19 17 Total 633 648 652 642 632 1,946 1,926 Total Gross Premiums 736 768 754 767 737 2,256 2,257 In-force Metrics In-force Face Amount by Product (2) (in billions): Universal Life (3) 60 59 58 58 57 60 57 Indexed Universal Life 20 20 21 22 22 20 22 Variable Universal Life (4) 129 129 129 128 128 129 128 Term 235 236 235 234 234 235 234 Whole Life 2 2 2 2 2 2 2 Total 446 446 444 443 443 446 444 In-force Policy Count by Product (2) (in thousands): Universal Life (3) 191 188 185 181 180 191 180 Indexed Universal Life 43 45 47 48 50 43 50 Variable Universal Life (4) 318 316 314 312 309 318 309 Term 341 340 338 336 335 341 335 Whole Life 20 20 20 19 19 20 19 Total 913 909 904 896 893 913 893 Protection Solutions Reserves (5) General Account 16,741 16,101 16,145 16,213 16,372 16,741 16,372 Separate Accounts 12,163 12,643 12,396 12,597 13,055 12,163 13,055 Total 28,904 28,744 28,541 28,810 29,427 28,904 29,427 Notes: (1) For the individual life insurance premiums, other includes Whole Life insurance and other products available for sale but not actively marketed. (2) Does not include life insurance sold as part of our employee benefits business as it is a start-up business with a limited amount of in-force policies. (3) Universal Life includes guaranteed Universal Life insurance products. (4) Variable Universal Life includes variable life insurance and corporate-owned life insurance. (5) Does not include our employee benefits business as it is a start-up business and therefore has immaterial in-force policies. 21

Investments 22

Equitable Holdings

Consolidated Investment Portfolio Composition

(in millions USD, unless otherwise indicated)	Balances as of			
	12/31/2017		9/30/2018	
	Amount	% of Total	Amount	% of Total
Composition of investment portfolio				
Fixed maturities, available for sale, at fair value	$ 46,941	54.2 %	$ 43,779	52.3 %
Mortgage loans on real estate	10,952	12.6 %	12,070	14.4 %
Policy loans	3,819	4.4 %	3,739	4.5 %
Real Estate held for the production of income	390	0.5 %	54	0.1 %
Other equity investments	1,392	1.6 %	1,387	1.7 %
Other invested assets	4,118	4.8 %	2,920	3.5 %
Subtotal investment assets	67,612	78.1 %	63,949	76.4 %
Trading securities	14,170	16.4 %	14,993	17.9 %
Total investments	81,782	94.4 %	78,942	94.3 %
Cash and cash equivalents	4,814	5.6 %	4,777	5.7 %
Total	86,596	100.0 %	83,719	100.0 %
General Account Fixed maturities by industry				
Corporate securities:				
Finance	5,824	12.7 %	5,990	13.5 %
Manufacturing	7,546	17.0 %	8,624	19.5 %
Utilities	4,032	8.8 %	4,324	9.8 %
Services	3,307	7.2 %	3,853	8.7 %
Energy	1,980	4.3 %	2,143	4.8 %
Retail and wholesale	1,404	3.1 %	1,676	3.8 %
Transportation	957	2.1 %	1,240	2.8 %
Other	128	0.3 %	130	0.3 %
Total corporate securities	25,178	55.0 %	27,980	63.3 %
U.S. government	17,744	38.8 %	14,037	31.7 %
Residential mortgage-backed	797	1.7 %	234	0.5 %
Preferred stock	470	1.0 %	480	1.1 %
State & municipal	422	0.9 %	417	0.9 %
Foreign governments	395	0.9 %	440	1.0 %
Asset-backed securities	745	1.6 %	624	1.4 %
Total	45,751	100.0 %	44,212	100.0 %
General Account Fixed maturities credit quality[1]				
Aaa, Aa, A	33,493	73.2 %	29,971	67.8 %
Baa	11,131	24.3 %	13,161	29.8 %
Investment grade	44,624	97.5 %	43,132	97.6 %
Ba	662	1.4 %	532	1.2 %
B	434	0.9 %	526	1.2 %
Caa	20	— %	17	— %
Ca, C	11	— %	5	— %
Below investment grade	1,127	2.5 %	1,080	2.4 %
Total	45,751	100.0 %	44,212	100.0 %

Notes:

(1) Credit quality based on NAIC rating.

23

Consolidated Results of General Account Investment Portfolio

(in millions USD, unless otherwise indicated)	Nine Months Ended 9/30/2018		Nine Months Ended 9/30/2017		Year Ended 12/31/2017	
	Yield	Amount[1]	Yield	Amount[1]	Yield	Amount[1]
Fixed Maturities:						
Income (loss)	3.83 %	$ 1,280	3.87 %	$ 1,229	3.77 %	$ 1,628
Ending assets		44,212		42,616		45,751
Mortgages:						
Income (loss)	4.19 %	362	4.44 %	341	4.38 %	454
Ending assets		12,070		10,623		10,952
Real Estate Held for Production of Income:						
Income (loss)	(4.35)%	(6)	(2.99)%	(3)	1.30 %	2
Ending assets		54		394		390
Other Equity Investments:						
Income (loss)	8.69 %	85	13.09 %	123	14.37 %	169
Ending assets		1,325		1,280		1,289
Policy Loans:						
Income	5.62 %	159	5.74 %	165	5.77 %	221
Ending assets		3,739		3,824		3,819
Cash and Short-term Investments:						
Income	0.72 %	25	0.63 %	24	0.65 %	32
Ending assets		3,788		5,570		4,539
Repurchase and Funding agreements:						
Interest expense and other		(76)		(50)		(71)
Ending (liabilities)		(4,891)		(4,550)		(4,882)
Total invested Assets:						
Income	3.99 %	1,829	4.20 %	1,829	4.12 %	2,436
Ending assets		60,297		59,757		61,858
Short Duration VA:						
Income (loss)	2.35 %	229	1.91 %	142	2.00 %	206
Ending assets		14,084		11,352		11,945
Total:						
Investment income	3.71 %	2,058	3.86 %	1,971	3.81 %	2,642
Less: investment fees	(0.08)%	(44)	(0.08)%	(40)	(0.08)%	(59)
Investment income, net	3.63 %	2,014	3.78 %	1,932	3.73 %	2,583
General Account Ending Net Assets		74,381		71,109		73,803
Operating Earnings adjustments:						
Repurchase and Funding Agreements interest expense		76		50		71
AB and other non-General Account investment income		39		85		152
Operating Net investment income		2,129		2,067		2,806

Notes:

(1) Amount for fixed maturities and mortgages represents original cost, reduced by repayments and writedowns and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

24

Additional Information 25

Deferred Acquisition Costs Rollforward Three Months Ended or As of Year-to-Date or As of (in millions USD, unless otherwise indicated) 9/30/2017 12/31/2017 3/31/2018 6/30/2018 9/30/2018 9/30/2017 9/30/2018 Deferred Acquisition Costs Balance as of beginning of period $ 6,111 $ 6,090 $ 5,919 $ 6,245 $ 6,285 $ 6,049 $ 5,919 Capitalization of commissions, sales and issue expenses 162 173 161 171 180 514 512 Amortization (185) (139) (171) (186) 183 (364) (174) Change in unrealized investment gains and losses 2 (205) 336 55 88 (109) 479 Balance as of end of period $ 6,090 $ 5,919 $ 6,245 $ 6,285 $ 6,736 $ 6,090 $ 6,736 Deferred Acquisition Costs by segment and Corporate and Other Individual Retirement $ 2,786 $ 2,877 $ 2,929 $ 2,992 $ 3,171 $ 2,786 $ 3,171 Group Retirement 668 678 664 675 640 668 640 Protection Solutions 2,570 2,304 2,538 2,471 2,757 2,570 2,757 Corporate and Other 66 60 114 147 168 66 168 Total $ 6,090 $ 5,919 $ 6,245 $ 6,285 $ 6,736 $ 6,090 $ 6,736 (162) (173) (161) (171) (180) (514) (512) 185 139 171 186 (183) 364 174 26

Use of Non-GAAP Financial Measures In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Pro Forma Non-GAAP Operating ROE, and Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, Book value per share, excluding AOCI, and Non-GAAP Operating Earnings per share, each of which is a measure that is not determined in accordance with U.S. GAAP. Management believes that the use of these non-GAAP financial measures, together with relevant U.S. GAAP measures, provides a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies. Non-GAAP Operating Earnings Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and are more sensitive to changes in market conditions than the variable annuity product liabilities as valued under U.S. GAAP. This is a large source of volatility in net income. In the first quarter of 2018, the Company revised its Non-GAAP Operating Earnings definition as it relates to the treatment of certain elements of the profitability of its variable annuity products with indexed-linked features to align to the treatment of its variable annuity products with GMxB features. In addition, adjustments for variable annuity products with index-linked features previously included within Other adjustments in the calculation of Non-GAAP Operating Earnings are now included with the adjustments for variable annuity products with GMxB features in the broader adjustment category, Variable annuity product features. The presentations of Non-GAAP Operating Earnings in prior periods were revised to reflect this change in definition. Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items: • Items related to Variable Annuity product features which include certain changes in the fair value of the derivatives and other securities we use to hedge these features and changes in the fair value of the embedded derivatives reflected within Variable annuity products’ net derivative results; • Investment (gains) losses, which includes other-than-temporary impairments of securities, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances; • Goodwill impairment, which includes a write-down of goodwill in first quarter of 2017 • Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other post retirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation; • Other adjustments, which includes restructuring costs related to severance, lease write-offs related to non-recurring restructuring activities and separation costs; and • Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period, permanent differences due to goodwill impairment, and the Tax Reform Act. Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business. We use our prevailing corporate federal income tax rate of 21% in 2018 and 35% in 2017, while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings. Pro Forma Non-GAAP Operating ROE and Non-GAAP Operating ROC by Segment We report Pro Forma Non-GAAP Operating ROE as well as Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, each of which is a non- GAAP financial measure used to evaluate our recurrent profitability on a consolidated basis and by segment, respectively. We calculate Pro Forma Non-GAAP Operating ROE by dividing Pro Forma Non-GAAP Operating Earnings by consolidated average equity attributable to Holdings, excluding AOCI and NCI. We calculate Non-GAAP Operating ROC by segment by dividing operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI and NCI, as described below. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our available for sale (“AFS”) securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations. We do not calculate Non-GAAP Operating ROC by segment for our Investment Management & Research segment because we do not manage that segment from a return of capital perspective. Instead, we use metrics more directly applicable to an asset management business, such as AUM, to evaluate and manage that segment. For Non-GAAP Operating ROC by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting CTE98 levels under most economic scenarios. CTE is a statistical measure of tail risk which quantifies the total asset requirement to sustain a loss if an event outside a given probability level has occurred. CTE98 denotes the financial resources a company would need to cover the average of the worst 2% of scenarios. To enhance the ability to analyze these measures across periods, interim periods are annualized. Non-GAAP Operating ROC by segment should not be used as a substitute for ROE. Book Value Per Share, excluding AOCI We use the term “book value” to refer to “Total equity attributable to Holdings.” Book Value Per Share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding – diluted. Non-GAAP Operating Earnings Per Share Non-GAAP Operating Earnings Per Share is calculated by dividing Non-GAAP Operating Earnings by ending common shares outstanding – diluted. 27

Reconciliation of Non-GAAP Measures (1/3)

(in millions USD, unless otherwise indicated)	Three Months Ended 9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018	Year-to-Date 9/30/2017	9/30/2018
Net income (loss) attributable to Holdings							
Net income (loss) attributable to Holdings	$ 10	$ 483	$ 214	$ 164	$ (496)	$ 351	$ (118)
Adjustments related to:							
Variable annuity product features[(1)]	507	369	176	250	1,403	738	1,829
Investment gains (losses)	11	159	(102)	22	36	32	(44)
Goodwill impairment	—	—	—	—	—	369	—
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	34	34	131	27	24	101	182
Other adjustments	56	58	90	89	51	61	229
Income tax (expense) benefits related to above adjustments	(35)	(198)	(55)	(75)	(409)	(446)	(461)
Non-recurring tax items	(183)	16	28	11	84	(92)	45
Non-GAAP Operating earnings (loss)	400	921	482	488	693	1,114	1,662
Net income (loss) attributable to Holdings per diluted common share	0.02	0.86	0.38	0.29	(0.89)	0.63	(0.21)
Adjustments related to:							
Variable annuity product features[(1)]	0.90	0.66	0.31	0.45	2.50	1.32	3.26
Investment gains (losses)	0.02	0.28	(0.18)	0.04	0.06	0.06	(0.08)
Goodwill impairment	—	—	—	—	—	0.66	—
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.06	0.06	0.23	0.05	0.04	0.18	0.32
Other adjustments	0.10	0.10	0.16	0.16	0.10	0.11	0.41
Income tax (expense) benefit related to above adjustments	(0.06)	(0.35)	(0.10)	(0.13)	(0.73)	(0.80)	(0.82)
Non-recurring tax items	(0.33)	0.03	0.05	0.02	0.15	(0.16)	0.08
Non-GAAP Operating earnings per diluted common share	0.71	1.64	0.85	0.88	1.23	1.99	2.96
Book Value per share							
Book Value per Share	22.11	23.92	24.15	23.82	22.15	22.11	22.15
Less: Per share impact of AOCI	(0.61)	(0.20)	(1.68)	(2.33)	(2.85)	(0.61)	(2.85)
Book value per share (ex. AOCI)	22.72	24.12	25.83	26.15	25.00	22.72	25.00

Notes:
(1) This reconciling item was previously referred to as "GMxB product features", but is now referred to more broadly as "Variable annuity product features" to reflect the exclusion of embedded derivatives on our SCS product from non-GAAP Operating Earnings.

28

Reconciliation of Non-GAAP Measures (2/3) Three Months Ended or As of Twelve Months Ended (in millions USD, unless otherwise indicated) 6/30/2017 9/30/2017 12/31/2017 3/31/2018 6/30/2018 9/30/2018 3/31/2018 6/30/2018 9/30/2018 Net Income to Pro forma Net Income Net Income (loss), as reported $ 708 $ 106 $ 627 $ 337 $ 261 $ (443) $ 1,778 $ 1,331 $ 782 Adjustments related to: Pro forma adjustments before income tax(1) (72) (40) (41) (28) (6) — (181) (115) (75) Income tax impact 3 — (6) (5) (2) 1 (8) (13) (12) Pro forma adjustments, net of income tax (69) (40) (47) (33) (8) 1 (189) (128) (87) Pro forma net income (loss) 639 66 580 304 253 (442) 1,589 1,203 695 Less: Pro forma net income (loss) attributable to the noncontrolling interest (28) (65) (91) (81) (90) (53) (265) (327) (315) Pro forma net income (loss) attributable to Holdings $ 611 $ 1 $ 489 $ 223 $ 163 $ (495) $ 1,324 $ 876 $ 380 Pro forma Net Income to Pro forma Non-GAAP Operating Earnings Pro forma net income (loss) attributable to Holdings 611 1 489 223 163 (495) $ 1,324 $ 876 $ 380 Adjustments related to: Variable annuity product features (45) 509 372 177 249 1,403 1,013 1,307 2,201 Investment (gains) losses (4) 12 160 (103) 23 36 65 92 116 Goodwill impairment — (2) — — — — (2) (2) — Net actuarial (gains) losses related to pension and other postretirement benefit obligations 33 35 34 132 26 24 234 227 216 Other adjustments 23 59 55 86 50 230 293 284 Income tax (expense) benefits related to above adjustments (222) (130) (201) (52) (78) (331) (605) (461) (662) Non-recurring tax items — (92) 16 27 12 6 (49) (37) 61 Pro forma Non-GAAP Operating Earnings 396 392 925 404 481 693 $ 2,210 $ 2,295 $ 2,596 Pro forma Equity Reconciliation Average Twelve Months Ended Total equity attributable to Holdings 12,360 12,401 13,421 13,547 13,364 12,411 12,932 13,183 13,186 Pro forma adjustments (1) (718) 892 702 3 — — 220 399 176 Pro forma total equity attributable to Holdings 11,642 13,293 14,123 13,550 13,364 12,411 13,152 13,582 13,362 Less: Accumulated other comprehensive income (loss) (333) (345) (108) (946) (1,310) (1,595) (433) (677) (990) Pro forma total equity attributable to Holdings excluding AOCI 11,975 13,638 14,231 14,496 14,674 14,006 13,585 14,259 14,352 Return on Equity Reconciliation Twelve Months Ended or As of Net income (loss) attributable to Holdings 618 10 483 214 164 (496) 1,325 871 365 Average equity attributable to Holdings 12,932 13,183 13,186 Return on Equity 10.2% 6.6% 2.8% Pro forma Non-GAAP Operating Earnings 396 392 925 497 481 693 2,210 2,295 2,596 Pro forma average equity attributable to Holdings excluding AOCI 13,585 14,259 14,352 Pro forma Non-GAAP Return on Equity 16.3% 16.1% 18.1% Pro forma Non-GAAP Operating Earnings excluding Q4 2017 non-recurring items (2) 396 392 566 497 481 693 1,851 1,936 2,237 Pro forma average equity attributable to Holdings excluding AOCI 13,585 14,259 14,352 Pro forma Non-GAAP ROE excluding Q4 2017 non-recurring items 13.6% 13.6% 15.6% Notes: (1) Pro Forma adjustments relate to certain reorganization transactions that occurred in 2018, including: (1) the acquisition of AXA’s remaining interest in AB and minority interests in AXA Financial, Inc.; (2) the transfer of certain U.S. property & casualty business held by AXA Equitable Holdings to AXA; (3) the issuance of $3.8 billion of external debt and (4) the settlement of all outstanding financing balances with AXA. (2) The post-tax adjustment to Pro Forma Non-GAAP Operating Earnings for Q42017 non-recurring items was determined by multiplying $535 million total pre-tax adjustments in policyholder’s benefits, DAC amortization (net), policy charges, fee income and premiums by a tax rate of 33%. 29

AXA Equitable Holdings

Reconciliation of Non-GAAP Measures (3/3)

(in millions USD, unless otherwise indicated)	Twelve Months Ended 12/31/2016	Twelve Months Ended 12/31/2017		Twelve Months Ended 12/31/2017
Net Income to Pro forma Net Income				
Net Income (loss), as reported			$	1,257
Adjustments related to:				
Pro forma adjustments before income tax[1]				(154)
Income tax impact				(3)
Pro forma adjustments, net of income tax				(157)
Pro forma net income (loss)				1,100
Less: Pro forma net income (loss) attributable to the noncontrolling interest				(276)
Pro forma net income (loss) attributable to Holdings			$	824
Pro forma Net Income to Pro forma Non-GAAP Operating Earnings				
Pro forma net income (loss) attributable to Holdings			$	824
Adjustments related to:				
Variable annuity product features				1,113
Investment (gains) losses				192
Goodwill impairment				369
Net actuarial (gains) losses related to pension and other postretirement benefit obligations				136
Other adjustments				115
Income tax (expense) benefits related to above adjustments				(651)
Non-recurring tax items				(76)
Pro forma Non-GAAP Operating Earnings			$	2,022
Pro forma Equity Reconciliation				Average Twelve Months Ended
Total equity attributable to Holdings	11,406	13,421		12,414
Pro forma adjustments [1]	1,080	702		891
Pro forma total equity attributable to Holdings	12,486	14,123		13,305
Less: Accumulated other comprehensive income (loss)	(921)	(108)		(515)
Pro forma total equity attributable to Holdings excluding AOCI	13,407	14,231		13,819
Return on Equity Reconciliation				Twelve Months Ended or As of
Net income (loss) attributable to Holdings				834
Average equity attributable to Holdings				12,414
Return on Equity				6.7%
Pro forma Non-GAAP Operating Earnings				2,022
Pro forma average equity attributable to Holdings excluding AOCI				13,819
Pro forma Non-GAAP Return on Equity				14.6%
Pro forma Non-GAAP Operating Earnings excluding Q4 2017 non-recurring items (2)				1,663
Pro forma average equity attributable to Holdings excluding AOCI				13,819
Pro forma Non-GAAP ROE excluding Q4 2017 non-recurring items				12.0%

Notes:

(1) Pro Forma adjustments relate to certain reorganization transactions that occurred in 2018, including: (1) the acquisition of AXA's remaining interest in AB and minority interests in AXA Financial, Inc.; (2) the transfer of certain U.S. property & casualty business held by AXA Equitable Holdings to AXA; (3) the issuance of $3.8 billion of external debt and (4) the settlement of all outstanding financing balances with AXA.

(2) The post-tax adjustment to Pro Forma Non-GAAP Operating Earnings for Q42017 non-recurring items was determined by multiplying $535 million total pre-tax adjustments in policyholder's benefits, DAC amortization (net), policy charges, fee income and premiums by a tax rate of 33%.

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Glossary of Selected Financial and Product Terms Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Account AV refers to Separate Account investment assets. Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products. Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our AXA Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees. Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB, (ii) the assets in our GAIA portfolio and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting. Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base. Current Product Offering (Individual Retirement) - Products sold 2011 and later. Deferred acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset. Fixed Rate (Individual Retirement) - Pre 2011 GMxB products. FYP - First year premium and deposits. Gross premiums - FYP and Renewal premium and deposits. GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees). Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant. Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV. Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs). Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments. Inv Mgmt and Research - Abbreviation for Investment Management and Research. Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract. Protection Solutions Reserves - Protection Solutions Reserves equals the aggregate value of Policyholders’ account balances and Future policy benefits for policies in our Protection Solutions segment. Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract. Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit. Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges. Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn from existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets. Pre-tax return on assets - calculated as segment pre-tax operating earnings. 31

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm	Analyst	Phone Number
Autonomous Research	Erik Bass	1 (646) 561-6248
Bank of America Merrill	Jay Cohen	1 (646) 855-5716
Barclays	Jay Gelb	1 (212) 526-1561
Citi	Suneet Kamath	1 (212) 816-3457
Credit Suisse	Andrew Kligerman	1 (212) 325-5069
Deutsche Bank	Joshua Shanker	1 (212) 250-7127
Evercore ISI	Thomas Gallagher	1 (212) 446-9439
Goldman Sachs	Alex Scott	1 (917) 343-7160
J.P. Morgan	Jimmy Bhullar	1 (212) 622-6397
Keefe, Bruyette, & Woods	Ryan Krueger	1 (860) 722-5930
Morgan Stanley	Nigel Dally	1 (212) 761-4132
RBC Capital Markets	Mark Dwelle	1 (804) 782-4008
SunTrust Robinson Humphrey	Mark Hughes	1 (615) 748-4422

This list is provided for informational purposes only. AXA Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

	A.M. Best	S&P	Moody's
Last review date	**3/7/2018**	**3/6/2018**	**4/11/2018**
Financial Strength Ratings:			
AXA Equitable Life	A	A+	A2
MLOA	A	A+	A2
Credit Ratings:			
AXA Equitable Holdings	—	BBB+	Baa2
AXA Financial	bbb+	BBB+	Baa2
AB [(1)]	—	A/Stable/A-1	A2

Investor and Media Contacts

Contact Investor Relations

Kevin Molloy
(212) 314-2476

Priya Mehrotra
(212) 314-2466

Dan Woodrow
(212) 314-2036

IR@axa-equitable.com
www.ir.axaequitableholdings.com

Contact Media Relations

Gina Tyler
(212) 314-2010
MediaRelations@axa-equitable.com
www.axaequitableholdings.com

Notes:
(1) Last review dates: S&P as of November 9, 2018, Moody's as of May 17, 2017.

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